Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying annual report of Evolve Transition Infrastructure LP (the "Partnership") on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles C. Ward, the Interim Chief Executive Officer, Chief Financial Officer and Secretary of Evolve Transition Infrastructure GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(i)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 27, 2023

/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary
Evolve Transition Infrastructure GP, LLC, as general partner of Evolve Transition Infrastructure LP
(Principal Executive Officer) (Principal Financial Officer)